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                    FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

    This First Amendment to Purchase and Sale Agreement ("First Amendment") is entered into as of July 9, 1996 by and between Chico Crossroads Center, Ltd., a California limited partnership ("Seller") and Basic Acquisition, Inc., a Delaware corporation ("Buyer"), with reference to the following facts:

    A. On or about May 8, 1996, Buyer and Seller entered into that certain Purchase and Sale Agreement and Escrow Instructions ("Agreement") whereby Seller agreed to sell to Buyer certain improved real property more particularly described in the Agreement.

    B.   Buyer and Seller desire to amend certain provisions of the Agreement,

    NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. PURCHASE PRICE. The Purchase Price shall be reduced to Twenty-One Million Sixty-Two Thousand Five Hundred Dollars ($21,062,500.00).

    2. PROPERTY APPROVAL. The Property Approval Notice as required by Paragraph 5(b) of the Agreement shall be deemed given and Buyer shall be deemed to have approved the Property and the Property Documents.

    3. TITLE REVIEW. Buyer has approved the condition of title to the Property (subject to the provisions of Paragraph 5(e) of the Agreement.)

    4.   CLOSE OF ESCROW.    The Closing shall take place on or before October
7, 1996, unless extended in accordance with Paragraph 6(a) of the Agreement.

    5. CAPITALIZED TERMS. Except as expressly provided, all capitalized terms used herein shall have the same meaning as ascribed to such terms in the Agreement.

    6. COUNTERPARTS. This First Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

    7. RATIFICATION. Except as amended hereby, all terms and conditions of the Agreement are hereby ratified and confirmed.


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        This First Amendment was executed as of the date first written above.

                                       BUYER:

                                       BASIC ACQUISITION, INC.
                                       a Delaware corporation


                                       By: /s/Richard Dickerson
                                            ---------------------------
                                       Its: Vice President
                                            ---------------------------


                                       SELLER:

                                       CHICO CROSSROADS CENTER,
                                       a California limited partnership


                                       By: /s/Robert A. Flaxman
                                            ---------------------------
                                       Its: Vice President
                                            ---------------------------